UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22771

Oppenheimer Global Real Estate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 4/30/2013

Item 1. Reports to Stockholders.

4 | 30 | 2013

ANNUAL REPORT

Oppenheimer Global Real Estate Fund

OPPENHEIMERFUNDS™

THE RIGHT WAY TO INVEST

Class A Shares

CUMULATIVE TOTAL RETURNS AT 4/30/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	FTSE EPRA/NAREIT Global Index
Since Inception (3/20/13)	8.90%	2.64%	8.71%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER GLOBAL REAL ESTATE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 8.90% since its inception on March 20, 2013 through April 30, 2013. In comparison, the Fund’s benchmark, the FTSE EPRA/NAREIT Global Index, returned 8.71% during the same period.

The Fund combines extensive real estate expertise with rigorous securities analysis to invest in high-quality real estate companies. Top-down analysis is employed to identify geographic markets and property types we believe are most likely to outperform. We combine this with bottom-up analysis of each company’s property portfolio, relative valuation, management strategy, and financial stability.

MARKET OVERVIEW

The Fund’s inception occurred in the midst of a rallying market environment that was driven by a number of factors. It was a positive environment for most active managers, a time when investors from around the globe poured funds into the U.S. markets as they searched for high-yielding investments. This flow of funds was especially strong from Japan, where individuals were seeking alternatives to their domestic investment strategies. Japanese interest rates remain under 1% at period end, as the value of the Yen has declined considerably, energy rates remained high, and major structural problems in their labor markets created a less than favorable investing environment. Energy is an issue due to the shutdown of Japan’s nuclear program, exacerbating an off-shore energy dependency. Companies are unable to reduce their workforce during periods of declining profits due to cultural and regulatory barriers. Catalyzing these factors, the new Prime Minister Shinzo Abe announced a massive quantitative easing program meant to reinvigorate the economy by fueling inflation. The combination of these factors sent many Japanese investors seeking yield outside of their country, resulting in a massive flow of funds into many U.S. companies.

In the U.S., the period was characterized by significant swings in economic data that ultimately drove the markets to new highs. Gross Domestic Product (“GDP”) growth continues to remain positive with subdued inflation despite an anemic European, and less robust Chinese economy. Employment growth gained ground over the second half of the period. While the number of jobs in the private sector grew, government jobs witnessed cutbacks, with the exception of Fannie Mae and Freddie Mac.

FUND PEFORMANCE

At period end, the Fund had its largest exposure to investments based in the United States, consisting of roughly 47% of assets at period end. In addition to the continued improvement of the U.S. economy, we believe

3      OPPENHEIMER GLOBAL REAL ESTATE FUND

Fund Performance Discussion    (Continued)

U.S. real estate investments may continue to benefit from Japanese investors seeking higher yields. Our exposure to U.S. storage REITs performed well as yields continued to be attractive and their potential for further growth is compelling. U.S. retail REITs also performed particularly well this period, as investors sought out stocks of shopping centers, where many retailers were performing well, and yields were attractive.

We held essentially equal-weight exposure to developed Asian markets at the period end, with our second largest global allocation in Japanese investments, which accounted for 13% of the Fund. We were able to invest in Japanese REITs at low valuations during the period. Their performance was bolstered by the low interest rate environment in Japan, as investors sought out higher yielding investments. Following this rally, we believe Japanese REITs are now fairly valued and we are more focused on stock selection versus the macroeconomic environment. Our investments in Japanese property developers during this rally also benefited Fund performance. In Asia, the Fund also had roughly 8% of its assets invested in Hong Kong and 5% in Singapore.

David Wharmby, CFA Portfolio Manager

The Fund also had a slight overweight in Europe at period end, with its largest allocations to the U.K. and France, consisting of approximately 6% and 4% of the Fund’s investments, respectively. We remain particularly constructive on London property companies, which we view as fairly valued with potential upside.

STRATEGY & OUTLOOK

With roughly 60% of global real estate market capitalization residing outside of the United States, location selection plays a crucial role in the risk and return profile of a real estate portfolio. With a global real estate perspective, investors have the ability to gain exposure to real estate opportunities in developed markets such as Hong Kong, Japan and the United Kingdom, as well as in developing countries such as Brazil and China. Expanding the investable set provides the Fund with the potential to uncover macroeconomic, capital market, and real estate distortions within the United States and beyond.

Henry Burgers, CFA Portfolio Manager

4       OPPENHEIMER GLOBAL REAL ESTATE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Simon Property Group, Inc.	6.2%

Mitsubishi Estate Co. Ltd.	4.8

Mitsui Fudosan Co. Ltd.	4.3

Ventas, Inc.	3.2

Unibail-Rodamco SE	3.0

Boston Properties, Inc.	2.9

Westfield Group	2.8

HCP, Inc.	2.5

Camden Property Trust	2.4

Sun Hung Kai Properties Ltd.	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	47.7%

Japan	13.3

Hong Kong	8.3

Australia	8.3

United Kingdom	5.9

Singapore	5.2

France	3.9

Canada	2.5

China	1.8

Netherlands	1.2

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2013, and are based on total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on the total market value of investments.

5      OPPENHEIMER GLOBAL REAL ESTATE FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/13

	Inception Date	Since Inception
Class A (OGRAX)	3/20/13	8.90%
Class C (OGRCX)	3/20/13	8.80%
Class I (OIRGX)	3/20/13	8.90%
Class N (OGRNX)	3/20/13	8.90%
Class Y (OGRYX)	3/20/13	8.90%

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/13

	Inception Date	Since Inception
Class A (OGRAX)	3/20/13	2.64%
Class C (OGRCX)	3/20/13	7.80%
Class I (OIRGX)	3/20/13	8.90%
Class N (OGRNX)	3/20/13	7.90%
Class Y (OGRYX)	3/20/13	8.90%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares.

The Fund’s performance is compared to the performance of the FTSE EPRA/NAREIT Global Index. The FTSE EPRA/NAREIT Global Index is a stock market index managed by the European Public Real Estate Association and the National Association of Real Estate Investment Trusts and maintained by the Financial Times Index Group. It is composed of property company constituents that trade on several global exchanges and designed to represent general trends in eligible listed real estate stocks worldwide. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative

6      OPPENHEIMER GLOBAL REAL ESTATE FUND

Share Class Performance (Continued)

purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER GLOBAL REAL ESTATE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples for Actual Expenses are based on an investment of $1,000.00 invested at the beginning of the period, March 20, 2013 (commencement of operations) and held for the period ended April 30, 2013.

The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000.00 invested on November 1, 2012 and held for the entire 6-month period ended April 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER GLOBAL REAL ESTATE FUND

Fund Expenses (Continued)

Actual	Beginning Account Value	Ending Account Value April 30, 2013	Expenses Paid During 6 Months Ended April 30, 2013[1],[2]

Class A	$1,000.00	$1,089.00	$1.71

Class C	1,000.00	1,088.00	2.67

Class I	1,000.00	1,089.00	1.26

Class N	1,000.00	1,089.00	2.07

Class Y	1,000.00	1,089.00	1.32

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,017.75	7.13

Class C	1,000.00	1,013.79	11.15

Class I	1,000.00	1,019.59	5.27

Class N	1,000.00	1,016.27	8.64

Class Y	1,000.00	1,019.34	5.52

1. Actual expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 42/365 to reflect the period from March 20, 2013 (commencement of operations) to April 30, 2013.

2. Hypothetical expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios for the period March 20, 2013 (commencement of operations) to April 30, 2013 are as follows:

Class	Expense Ratios

Class A	1.42%

Class C	2.22

Class I	1.05

Class N	1.72

Class Y	1.10

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF INVESTMENTS April 30, 2013

	Shares	Value

Common Stocks—98.0%

Financials—97.2%

Real Estate Investment Trusts (REITs)—74.9%

Diversified REITs—12.0%
British Land Co. plc	148,250	$1,369,040

Canadian Real Estate
Investment Trust	16,044	759,162

Duke Realty Corp.	90,870	1,602,947

GPT Group	289,700	1,231,361

Land Securities Group plc	87,070	1,181,411

Lexington Realty Trust	81,260	1,040,941

Liberty Property Trust	23,510	1,010,695

Mapletree Greater China Commercial Trust[1]	1,065,000	964,094

Stockland	375,500	1,506,517

Suntec Real Estate
Investment Trust	698,000	1,102,225

		11,768,393

Industrial REITs—5.1%
First Industrial Realty Trust, Inc.	47,530	852,688

Goodman Group	197,800	1,068,359

Industrial & Infrastructure Fund Investment Corp.	65	690,106

Japan Logistics Fund, Inc.	81	875,765

Prologis, Inc.	22,040	924,578

STAG Industrial, Inc.	20,000	440,800

		4,852,296

Office REITs—11.2%
Alstria Office REIT AG1	89,895	1,089,162

BioMed Realty Trust, Inc.	25,000	562,750

Boston Properties, Inc.	26,160	2,862,689

Derwent London plc	31,220	1,119,763

Douglas Emmett, Inc.	31,360	820,691

Great Portland Estates plc	115,660	955,793

Highwoods Properties, Inc.	15,150	621,605

Kilroy Realty Corp.	15,180	859,036

SL Green Realty Corp.	22,330	2,025,331

		10,916,820

	Shares	Value

Residential REITs—7.9%
Apartment Investment &
Management Co.,
Cl. A	71,120	$2,212,543

AvalonBay Communities, Inc.	5,140	683,826

Camden Property Trust	32,290	2,335,859

Canadian Apartment
Properties REIT	41,773	1,079,725

Equity Residential	12,570	729,814

Home Properties, Inc.	8,950	576,917

		7,618,684

Retail REITs—25.3%
Acadia Realty Trust	32,640	931,872

Corio NV	9,157	424,307

DDR Corp.	58,010	1,063,903

Eurocommercial Properties NV	7,060	288,414

Hammerson plc	124,240	1,002,574

Klepierre	20,760	880,344

Link REIT (The)	205,000	1,155,744

Morguard Real Estate
Investment Trust	33,927	616,609

National Retail Properties, Inc.	16,000	634,880

Ramco-Gershenson
Properties Trust	34,840	608,655

Realty Income Corp.	13,720	699,308

Simon Property Group, Inc.	33,640	5,990,275

Taubman Centers, Inc.	11,390	973,959

Unibail-Rodamco SE	11,010	2,878,175

Vastned Retail NV	9,155	408,661

Weingarten Realty
Investors	33,350	1,136,235

Westfield Group	227,700	2,750,059

Westfield Retail Trust	385,200	1,317,811

Yuexiu Real Estate
Investment Trust	1,201,000	673,228

		24,435,013

Specialized REITs—13.4%
CubeSmart	73,420	1,289,989

Extra Space Storage, Inc.	34,400	1,499,152

First Real Estate
Investment Trust	669,000	779,423

HCP, Inc.	45,730	2,437,409

Health Care REIT, Inc.	22,480	1,685,326

10      OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF INVESTMENTS / (Continued)

	Shares	Value

Specialized REITs (Continued)
Healthcare Realty Trust, Inc.	13,970	$419,379

Host Hotels & Resorts, Inc.	52,500	959,175

Sabra Health Care REIT, Inc.	15,550	463,701

Sunstone Hotel Investors, Inc.[1]	36,730	455,819

Ventas, Inc.	39,580	3,151,755

		13,141,128

Real Estate Management & Development—22.3%

Diversified Real Estate Activities—17.6%
CapitaLand Ltd.	489,000	1,484,826

Hang Lung Properties Ltd.	303,000	1,175,274

Mitsubishi Estate Co. Ltd.	145,000	4,707,647

Mitsui Fudosan Co. Ltd.	124,000	4,210,289

Sumitomo Realty &
Development Co. Ltd.	18,600	877,674

Sun Hung Kai Properties Ltd.	153,000	2,231,779

Tokyo Tatemono Co. Ltd.	136,000	1,256,973

Wharf Holdings Ltd.	126,000	1,126,022

		17,070,484

	Shares	Value
Real Estate Development—2.9%
Cheung Kong Holdings Ltd.	70,000	$1,055,392

Greentown China Holdings Ltd.[1]	450,000	875,627

Longfor Properties Co. Ltd.	521,500	875,375

		2,806,394

Real Estate Operating Companies—1.8%
Global Logistic Properties Ltd.	272,000	609,499

Hongkong Land Holdings Ltd.	73,000	529,980

Hufvudstaden AB, Cl. A	49,022	640,662

		1,780,141

		94,389,353

Health Care—0.8%

Health Care Providers & Services—0.8%
Capital Senior Living Corp.[1]	32,800	795,728

Total Investments,at Value
(Cost $88,421,173)	98.0%	95,185,081

Assets in Excess of Other
Liabilities	2.0	1,965,016

Net Assets	100.0%	$97,150,097

Footnotes to Statement of Investments

1. Non-income producing security.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$45,360,228	47.7%
Japan	12,618,455	13.3
Hong Kong	7,947,419	8.3
Australia	7,874,108	8.3
United Kingdom	5,628,582	5.9
Singapore	4,940,066	5.2
France	3,758,518	3.9
Canada	2,455,497	2.5
China	1,751,002	1.8
Netherlands	1,121,382	1.2
Germany	1,089,162	1.2
Sweden	640,662	0.7

Total	$95,185,081	100.0%

11      OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF INVESTMENTS / (Continued)

Spot Currency Exchange Contracts as of April 30, 2013 are as follows:

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation

Credit Suisse
Japanese Yen (JPY)	Buy	59,185	JPY	5/1/13	$607,115	$ 12,245

JPMorgan Chase
Australian Dollar (AUD)	Buy	411	AUD	5/1/13	425,734	3,564

Total unrealized appreciation						$ 15,809

See accompanying Notes to Financial Statements.

12      OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2013

Assets
Investments, at value (cost $88,421,173)—see accompanying statement of investments	$95,185,081

Cash	2,857,536

Cash—foreign currencies (cost $129,429)	129,429

Unrealized appreciation on foreign currency exchange contracts	15,809

Receivables and other assets:
Dividends	140,840
Shares of beneficial interest sold	18,431
Other	163

Total assets	98,347,289

Liabilities
Payables and other liabilities:
Investments purchased	1,162,277
Transfer and shareholder servicing agent fees	929
Trustees’ compensation	71
Distribution and service plan fees	51
Shareholder communications	2
Other	33,862

Total liabilities	1,197,192

Net Assets	$97,150,097

Composition of Net Assets
Par value of shares of beneficial interest	$8,918

Additional paid-in capital	90,124,134

Accumulated net investment income	159,525

Accumulated net realized gain on investments and foreign currency transactions	92,881

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,764,639

Net Assets	$97,150,097

13      OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $309,198 and 28,394 shares of beneficial interest outstanding)	$10.89
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.55

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $107,624 and 9,892 shares of beneficial interest outstanding)	$10.88

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $96,650,530 and 8,872,275 shares of beneficial interest outstanding)	$10.89

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,552 and 2,807 shares of beneficial interest outstanding)	$10.89

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $52,193 and 4,793 shares of beneficial interest outstanding)	$10.89

See accompanying Notes to Financial Statements.

14      OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF OPERATIONS For the Period Ended April 30, 2013[1]

Investment Income
Dividends (net of foreign withholding taxes of $27,818)	$259,201

Other income	859

Total investment income	260,060

Expenses
Management fees	89,374

Distribution and service plan fees:
Class A	34
Class C	57
Class N	9

Transfer and shareholder servicing agent fees:
Class A	11
Class C	11
Class I	2,674
Class Y	16

Shareholder communications:
Class A	1
Class C	1

Legal, auditing and other professional fees	33,885

Trustees’ compensation	71

Other	1,533

Total expenses	127,677
Less waivers and reimbursements of expenses	(30,956)

Net expenses	96,721

Net Investment Income	163,339

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	91,739
Foreign currency transactions	(2,725)

Net realized gain	89,014

Net change in unrealized appreciation/depreciation on:
Investments	6,615,635
Translation of assets and liabilities denominated in foreign currencies	149,004

Net change in unrealized appreciation/depreciation	6,764,639

Net Increase in Net Assets Resulting from Operations	$7,016,992

1. For the period from March 20, 2013 (commencement of operations) to April 30, 2013. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

15      OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended April 30, 2013[1]

Operations
Net investment income	$163,339

Net realized gain	89,014

Net change in unrealized appreciation/depreciation	6,764,639

Net increase in net assets resulting from operations	7,016,992

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	238,272
Class C	92,748
Class I	89,644,500
Class N	19,261
Class Y	38,324

90,033,105

Net Assets
Total increase	97,050,097

Beginning of period	100,000 [2]

End of period (including accumulated net investment income of $159,525)	$97,150,097

1. For the period from March 20, 2013 (commencement of operations) to April 30, 2013. See Note 1 of the accompanying Notes.

2. Reflects the value of the Manager’s initial seed money on February 4, 2013.

See accompanying Notes to Financial Statements.

16      OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

Class A	Period Ended April 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.01
Net realized and unrealized gain	0.88

Total from investment operations	0.89

Net asset value, end of period	$10.89

Total Return, at Net Asset Value[3]	8.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$309

Average net assets (in thousands)	$125

Ratios to average net assets:[4]
Net investment income	1.26%
Total expenses	1.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%

Portfolio turnover rate	2%

1. For the period from March 20, 2013 (commencement of operations) to April 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

17      OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS / (Continued)

Class C	Period Ended April 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.00[3]
Net realized and unrealized gain	0.88

Total from investment operations	0.88

Net asset value, end of period	$10.88

Total Return, at Net Asset Value[4]	8.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108

Average net assets (in thousands)	$52

Ratios to average net assets:[5]
Net investment income	0.49%
Total expenses	2.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.22%

Portfolio turnover rate	2%

1. For the period from March 20, 2013 (commencement of operations) to April 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

18      OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS / (Continued)

Class I	Period Ended April 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.02
Net realized and unrealized gain	0.87

Total from investment operations	0.89

Net asset value, end of period	$10.89

Total Return, at Net Asset Value[3]	8.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$96,650

Average net assets (in thousands)	$79,748

Ratios to average net assets:[4]
Net investment income	2.05%
Total expenses	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%

Portfolio turnover rate	2%

1. For the period from March 20, 2013 (commencement of operations) to April 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS / (Continued)

Class N	Period Ended April 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.01
Net realized and unrealized gain	0.88

Total from investment operations	0.89

Net asset value, end of period	$10.89

Total Return, at Net Asset Value[3]	8.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31

Average net assets (in thousands)	$17

Ratios to average net assets:[4]
Net investment income	1.14%
Total expenses	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%

Portfolio turnover rate	2%

1. For the period from March 20, 2013 (commencement of operations) to April 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

20      OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS / (Continued)

Class Y	Period Ended April 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.02
Net realized and unrealized gain	0.87

Total from investment operations	0.89

Net asset value, end of period	$10.89

Total Return, at Net Asset Value[3]	8.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52

Average net assets (in thousands)	$41

Ratios to average net assets:[4]
Net investment income	1.54%
Total expenses	1.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%

Portfolio turnover rate	2%

1. For the period from March 20, 2013 (commencement of operations) to April 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

21      OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Global Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date. The Sub-Advisor has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC (the “Sub-Sub-Adviser”), an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent of OFI. The Fund commenced operations on March 20, 2013.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund. The Fund invests primarily in the real estate industry.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received

22      OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

1. Significant Accounting Policies (Continued)

or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$1,125,497	$—	$—	$5,916,866

1. During the fiscal year ended April 30, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

23       OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

1. Significant Accounting Policies (Continued)

In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITS”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of securities held. The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

Accordingly, the following amounts have been reclassified for April 30, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Increase to Accumulated Net Realized Gain on Investments

$53	$3,814	$3,867

No distributions were paid during the period ended April 30, 2013.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$89,268,946
Federal tax cost of other investments	129,823

Total federal tax cost	$89,398,769

Gross unrealized appreciation	$6,057,525
Gross unrealized depreciation	(140,659)

Net unrealized appreciation	$5,916,866

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

24      OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

25      OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

26      OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

2. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

27      OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stock
Financials	$91,282,199	$3,107,154	$—	$94,389,353
Health Care	795,728	—	—	795,728

Total Investments, at Value	92,077,927	3,107,154	—	95,185,081
Other Financial Instruments:
Foreign currency exchange contracts	—	15,809	—	15,809

Total Assets	$92,077,927	$3,122,963	$—	$95,200,890

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from

28      OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

2. Securities Valuation (Continued)

trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended April 30, 2013[1,2]
	Shares	Amount

Class A
Sold	22,394	$238,272
Dividends and/or distributions reinvested	—	—
Redeemed	—	—

Net increase	22,394	$238,272

Class C
Sold	8,892	$92,748
Dividends and/or distributions reinvested	—	—
Redeemed	—	—

Net increase	8,892	$92,748

Class I
Sold	8,871,275	$89,644,500
Dividends and/or distributions reinvested	—	—
Redeemed	—	—

Net increase	8,871,275	$89,644,500

Class N
Sold	1,807	$19,261
Dividends and/or distributions reinvested	—	—
Redeemed	—	—

Net increase	1,807	$19,261

Class Y
Sold	3,793	$38,324
Dividends and/or distributions reinvested	—	—
Redeemed	—	—

Net increase	3,793	$38,324

1. For the period from March 20, 2013 (commencement of operations) to April 30, 2013.

2. The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class N and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on February 4, 2013.

29      OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the period ended April 30, 2013, were as follows:

	Purchases	Sales

Investment securities	$90,404,229	$2,052,327

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1.0 billion	1.00%
Over $1.0 billion	0.80

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to select the Fund’s investments and provide related advisory services to the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

30      OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class C	$71
Class N	69

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

31      OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Period Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

April 30, 2013	$324	$—	$—	$—

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive its management fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; will not exceed 1.45% for Class A shares, 2.25% for Class C shares, 1.05% for Class I shares, 1.75% for Class N shares and 1.10% for Class Y shares. During the period ended April 30, 2013, the Manager waived fees and/or reimbursed the Fund $34, $18, $30,870, $2 and $32 for Class A, Class C, Class I, Class N and Class Y, respectively.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

32      OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk,

33      OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

6. Risk Exposures and the Use of Derivative Instruments (Continued)

which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of April 30, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $15,809, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of April 30, 2013 are as follows:

	Asset Derivatives
Derivatives not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$15,809

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives not Accounted for as Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$(140)

Amount of Change in Unrealized gain or (Loss) Recognized on Derivatives

Derivatives not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies

Foreign exchange contracts	$15,809

34      OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)
6. Risk Exposures and the Use of Derivative Instruments (Continued)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended April 30, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $869,279 and $22,600, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants

35      OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)
7. Pending Litigation (Continued)

in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

36      OPPENHEIMER GLOBAL REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Real Estate Fund, including the statement of investments, as of April 30, 2013, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from March 20, 2013 (commencement of operations) to April 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Real Estate Fund as of April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period from March 20, 2013 (commencement of operations) to April 30, 2013, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

June 17, 2013

37      OPPENHEIMER GLOBAL REAL ESTATE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended April 30, 2013, the maximum amount allowable but not less than $93,002 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

38      OPPENHEIMER GLOBAL REAL ESTATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

39      OPPENHEIMER GLOBAL REAL ESTATE FUND

TRUSTEES AND OFFICERS BIOS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2013) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2013) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has

40      OPPENHEIMER GLOBAL REAL ESTATE FUND

TRUSTEES AND OFFICERS BIOS Unaudited / (Continued)

David K. Downes, Continued	become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2013) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 50 portfolios in the OppenheimerFunds complex as an Advisory Board Member/Trustee/Director. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2013) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain

41      OPPENHEIMER GLOBAL REAL ESTATE FUND

TRUSTEES AND OFFICERS BIOS Unaudited / (Continued)

Phillip A. Griffiths, Continued	Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2013) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2013) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1952	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. Oversees 50 portfolios in the OppenheimerFunds complex as an Advisory Board Member/Trustee/Director. Ms. Pace has served on the Boards of certain Oppenheimer

42      OPPENHEIMER GLOBAL REAL ESTATE FUND

TRUSTEES AND OFFICERS BIOS Unaudited / (Continued)

Joanne Pace, Continued	funds since November 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary Ann Tynan, Trustee (since 2013) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2013) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2013) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

43      OPPENHEIMER GLOBAL REAL ESTATE FUND

TRUSTEES AND OFFICERS BIOS Unaudited / (Continued)

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2013) Year of Birth: 1958	Director, Chairman, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2013) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and

44      OPPENHEIMER GLOBAL REAL ESTATE FUND

TRUSTEES AND OFFICERS BIOS Unaudited / (Continued)

Arthur S. Gabinet, Continued	General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2013) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2013) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2013) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

45      OPPENHEIMER GLOBAL REAL ESTATE FUND

OPPENHEIMER GLOBAL REAL ESTATE FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub-Adviser	Cornerstone Real Estate Advisers LLC.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

46      OPPENHEIMER GLOBAL REAL ESTATE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

47      OPPENHEIMER GLOBAL REAL ESTATE FUND

PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

48      OPPENHEIMER GLOBAL REAL ESTATE FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RA1379.001.0413 June 21, 2013

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $33,500 in fiscal 2013 and no such fees in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $538,480 in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $434,876 in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $973,356 in fiscal 2013 and no such fees in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Real Estate Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	6/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	6/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	6/11/2013